UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 16, 2005

COMSTOCK HOMEBUILDING COMPANIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 SUNSET HILLS ROAD, SUITE 510
RESTON, VIRGINIA 20910

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (703) 883-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On June 16, 2005, the Registrant entered into an underwriting agreement (the “Underwriting Agreement”) with certain selling stockholders that are listed in Schedule II to the Underwriting Agreement (the “Selling Stockholders”) and Banc of America Securities LLC, BB&T Capital Markets, a Division of Scott & Stringfellow, Inc., Robert W. Baird & Co. and Ferris, Baker Watts, Incorporated (collectively, the “Underwriters”).  The Underwriting Agreement provides for the issuance and sale of an aggregate of 3,200,000 shares of Class A common stock, par value $0.01 per share (“Common Stock”) to the Underwriters at a purchase price of $23.90 per share, of which 2,359,500 shares of Common Stock are to be issued and sold by the Registrant and 840,500 shares of Common Stock are to be sold by the Selling Stockholders.  Certain of the Selling Stockholders have granted the Underwriters the right to purchase up to 480,000 additional shares of Common Stock to cover over-allotments, if any.  These shares are being offered and sold pursuant to a prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, in connection with the Registrant’s Registration Statements on Form S-1, as amended (File Nos. 333-125166 and 333-125878), which were declared effective on June 16, 2005.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and a copy of the press release announcing the pricing of the offering is attached as Exhibit 99.1 hereto.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement, dated June 16, 2005, by and among the Registrant, the Selling Stockholders and Banc of America Securities LLC, BB&T Capital Markets, a Division of Scott & Stringfellow, Inc., Robert W. Baird & Co. and Ferris, Baker Watts, Incorporated.

99.1	Press Release, dated June 17, 2005, announcing the pricing of the Registrant’s follow-on offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2005

COMSTOCK HOMEBUILDING COMPANIES, INC.

	By:	/s/ Jubal Thompson
Jubal Thompson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1

Underwriting Agreement, dated June 16, 2005, by and among the Registrant, the Selling Stockholders and Banc of America Securities LLC, BB&T Capital Markets, a Division of Scott & Stringfellow, Inc., Robert W. Baird & Co. and Ferris, Baker Watts, Incorporated.

99.1	Press Release, dated June 17, 2005, announcing the pricing of the Registrant’s follow-on offering.